Exhibit 24


                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Christine R. Deister, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that all attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act 1934, this report has been signed below by the following persons in the capacities and on the dates indicated below.

SIGNATURE                                TITLE                              DATE


/s/  JOHN W. ADAMS                       Chairman of the                    April 2, 2001
- ------------------------------------     Board of Directors
John W. Adams

/s/  PAUL J. CASEY                       Vice Chairman  and                 April 2, 2001
- ------------------------------------     Chief Executive Officer
Paul J. Casey                            (Principal Executive Officer)

/s/  CHRISTINE R. DEISTER                Executive Vice President,          April 2, 2001
- ------------------------------------     Chief Financial Officer, and
Christine R. Deister                     Treasurer
                                         (Principal Financial and
                                         Accounting Officer)

/s/  TODD G. COLE                        Director                           April 2, 2001
- ------------------------------------
Todd G. Cole

/s/  ROBERT G. COO                       Director                           April 2, 2001
- ------------------------------------
Robert G. Coo

/s/  JOSEPH P. HOAR                      Director                           April 2, 2001
- ------------------------------------
Joseph P. Hoar

/s/  RENO F. MORELLA                     Director                           April 2, 2001
- ------------------------------------
Reno F. Morella

SIGNATURE                                TITLE                              DATE



/s/  ARTHUR J. PASMAS                    Director                           April 2, 2001
- ------------------------------------
Arthur J. Pasmas

/s/  SAMSON PO'OMAIHEALANI               Director                           April 2, 2001
- ------------------------------------
Samson Po'omaihealani

/s/  EDWARD Z. SAFADY                    Director                           April 2, 2001
- ------------------------------------
Edward Z. Safady

/s/  SHARON L. SOPER                     Director                           April 2, 2001
- ------------------------------------
Sharon L. Soper

/s/  THOMAS J. TRZANOWSKI                Director                           April 2, 2001
- ------------------------------------
Thomas J. Trzanowski